UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2015

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Our management will make a presentation at the Ladenburg Thalmann 2015 Healthcare Conference on September 29, 2015. A copy of our investor presentation is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Investor presentation entitled “Corporate Presentation, Ladenburg Thalmann 2015 Healthcare Conference, September 29, 2015”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: September 29, 2015	By:	/s/ Vikram Lamba
	Name:	Vikram Lamba
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Investor presentation entitled “Corporate Presentation, Ladenburg Thalmann 2015 Healthcare Conference, September 29, 2015”

4